UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 4, 2020
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2020, Progress Software Corporation, a Delaware corporation (“Progress”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Go Big Transitory Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Progress (“Merger Sub”), Chef Software Inc., a Delaware corporation (“Chef”), and Shareholder Representative Services LLC, a Colorado limited liability company. The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Chef (the “Merger”), with Chef surviving the Merger and becoming a wholly owned subsidiary of Progress. The aggregate purchase price for all of the outstanding equity of Chef is approximately $220 million, subject to certain working capital and other adjustments (the “Aggregate Consideration”), which will be paid in cash. Pursuant to the Merger Agreement, a total of $12 million will be withheld from the Aggregate Consideration and deposited into escrow to secure certain indemnification and other potential obligations of Chef’s equity holders, as set forth in the Merger Agreement. In connection with the Merger, Progress has agreed to pay certain transaction bonuses at the closing of the Merger in an aggregate amount of $2.5 million to certain Chef employees.

Each of Progress, Merger Sub and Chef have made customary representations, warranties and covenants in connection with the Merger. The representations and warranties of the parties generally survive for a period of 15 months after the closing of the Merger, subject to specified exceptions. The obligations of Progress and Merger Sub, on the one hand, and Chef, on the other hand, to effect the Merger are subject to the satisfaction or waiver of certain customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. There is no financing condition to consummate the Merger. The Merger Agreement also provides each of Progress and Chef with customary termination rights. Subject to certain exceptions, terms and limitations described in the Merger Agreement, Chef’s equity holders are obligated to indemnify and hold Progress harmless against any and all losses resulting from, constituting or arising out of any breach of or inaccuracy in a representations or warranty of Chef, any breach of any covenant of Chef, and certain other specified matters.

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Progress’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 7.01 Regulation FD Disclosure

On September 8, 2020, Progress issued a press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans and prospects for Progress, including statements about the expected timetable for consummation of the Merger, and any other statements about Progress or Chef, or about Progress’s future expectations, beliefs, goals, plans or prospects with respect to the Merger, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements that are not statements of historical fact (including statements containing the words “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates) should also be considered to be forward looking statements. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress’s acquisition of Chef; the possibility that various closing conditions for the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption from the Merger making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress’s or Chef’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; and uncertainties as to whether Chef’s business will be successfully integrated with Progress’s business. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2019, its Quarterly Report for the quarter ended February 29, 2020 and its Quarterly Report for the quarter ended May 31, 2020. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 4, 2020, by and among Progress Software Corporation, Go Big Transitory Subsidiary Inc., Chef Software Inc. and Shareholder Representative Services LLC*
99.1	Press Release dated September 8, 2020
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

* The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2020	Progress Software Corporation
	By:	/s/ Stephen H. Faberman
Stephen H. Faberman
Chief Legal Officer